UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2015
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On July 20, 2015, Trustmark Corporation (the “Company”) sent a notice to participants in the Company’s 401(k) Plan informing them that the 401(k) Plan would be changing its recordkeeper.  The notice stated that as a result of the planned change in recordkeeper, a conversion period would be necessary to transition account and 401(k) Plan records and that while the conversion was being made, participants in the 401(k) Plan would not be able to access their accounts to direct or diversify their investments or request a distribution from the 401(k) Plan.  This 401(k) Plan “Blackout Period” was scheduled to begin at 3:00 p.m. (Central Time) on August 24, 2015 and end at 11:59 p.m. (Central Time) on September 10, 2015.

On August 7, 2015, the Company sent a blackout trading restriction notice (the “Prior Notice”) to its executive officers and directors informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder (“Regulation BTR”), they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.  A copy of the Prior Notice was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2015.

On August 19, 2015, the Company sent a new notice to participants in the Company’s 401(k) Plan informing them that the 401(k) Plan Blackout Period has been cancelled because the Company has decided not to transition to a new recordkeeper for the 401(k) Plan at this time.

On August 19, 2015, the Company also sent an updated notice to its executive officers and directors informing them that the special blackout period to be imposed on them under Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR in connection with the 401(k) Plan Blackout Period has been cancelled as a result of the cancellation of the 401(k) Plan Blackout Period (the “Updated Notice”).

A copy of the Updated Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Updated Notice to Executive Officers and Directors of Trustmark Corporation regarding the 401(k) Plan Blackout Period and Trading Restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	August 19, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Updated Notice to Executive Officers and Directors of Trustmark Corporation regarding the 401(k) Plan Blackout Period and Trading Restrictions.